Exhibit 99.1

INVESTOR OVERVIEW November 2026

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement.

While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to: (1) general economic conditions and multifamily and commercial real estate market conditions, (2) changes in interest rates, (3) regulatory and/or legislative changes to Freddie Mac, Fannie Mae or HUD, (4) our ability to retain and attract loan originators and other professionals, (5) success of our various investments funded with corporate capital, (6) changes in federal government fiscal and monetary policies, including any constraints or cuts in federal funds allocated to HUD for loan originations, and (7) our obligations to repurchase or indemnify the GSEs for loans we originate under their programs and any potential losses we may incur as a result, including in connection with our decision to accelerate our disposition and liquidation strategy for previously repurchased and indemnified loans and associated collateral.

For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled "Risk Factors" in our most recent Annual Report on Form 10-K, as it may be updated or supplemented by our subsequent Quarterly Reports on Form 10-Q and other SEC filings. Such filings are available publicly on our Investor Relations www.walkerdunlop.com

NON-GAAP FINANCIAL MEASURES

To supplement our financial statements presented in accordance with United States generally accepted accounting principles ("GAAP"), the Company uses adjusted EBITDA, adjusted core net income, and adjusted core EPS, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. When analyzing our operating performance, readers should use adjusted EBITDA, adjusted core net income, and adjusted core EPS in addition to, and not as an alternative for, net income and diluted EPS.

Adjusted core net income and adjusted core EPS represent net income adjusted for amortization and depreciation, provision (benefit) for credit losses, net write-offs based on the final resolution of the defaulted loans or collateral, the fair value of expected net cash flows from servicing, net of guaranty obligation, the income statement impact from periodic revaluation and accretion associated with contingent consideration liabilities related to acquired companies, goodwill impairment, loan repurchase losses and other adjustments. Adjusted EBITDA represents net income before income taxes, interest expense on our corporate debt, and amortization and depreciation, adjusted for provision (benefit) for credit losses, net write-offs based on the final resolution of the defaulted loans or collateral, loan repurchase losses, stock-based compensation, the fair value of expected net cash flows from servicing, net of guaranty obligation, the write-off of the unamortized balance of deferred issuance costs associated with the repayment of a portion of our corporate debt, goodwill impairment, and contingent consideration liability fair value adjustments when the fair value adjustment is a triggering event for a goodwill impairment assessment. Furthermore, adjusted EBITDA is not intended to be a measure of free cash flow for our management's discretionary use, as it does not reflect certain cash requirements such as tax and debt service payments. The amounts shown for adjusted EBITDA may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which are further adjusted to reflect certain other cash and non-cash charges that are used to determine compliance with financial covenants. Because not all companies use identical calculations, our presentation of adjusted EBITDA, adjusted core net income and adjusted core EPS may not be comparable to similarly titled measures of other companies.

We use adjusted EBITDA, adjusted core net income, and adjusted core EPS to evaluate the operating performance of our business, for comparison with forecasts and strategic plans and for benchmarking performance externally against competitors. We believe that these non-GAAP measures, when read in conjunction with the Company's GAAP financial information, provide useful information to investors by offering:

- the ability to make more meaningful period-to-period comparisons of the Company's on-going operating results;
- the ability to better identify trends in the Company's underlying business and perform related trend analyses; and
- a better understanding of how management plans and measures the Company's underlying business.

We believe that these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these non-GAAP financial measures should only be used to evaluate the Company's results of operations in conjunction with the Company's GAAP financial information. For more information on adjusted EBITDA, adjusted core net income, and adjusted core EPS, refer to the Appendix in this presentation.

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WALKER & DUNLOP

TABLE OF CONTENTS Business Overview 5 How We Win 8 Market Backdrop 13 Earnings Growth Drivers 18 Servicing Portfolio: Value + Growth 23 Capital Allocation and Balance Sheet 26 3

BUSINESS OVERVIEW 4

THE INVESTMENT CASE

Three Reasons To Own Walker & Dunlop

A scaled multifamily finance leader, priced at a discount, with multiple paths to earnings growth and disciplined capital deployment.

COMPELLING VALUATION

The market values WD at a steep discount to peers and historical valuation multiples

- EV/ 2027 Adjusted EBITDA ("AEBITDA") of 6-6.5x vs CRE services peers at 10-10.5x, on average[1]
- $1.44B MSR fair value[2] represents 70%+ of total enterprise value of ~$2B
- ~7% dividend yield, supported by a mid-30% near-term AEBITDA payout ratio
- 22-25%+ AEBITDA margin, above the peer group

MULTIPLE GROWTH DRIVERS

Share gains, enhanced productivity, and expense management can drive growth even without an outsized CRE recovery

- $525+ billion of multifamily debt maturing through 2028 and capacity to grow volume per broker
- ~$20 million of run-rate fixed expense reduction starting in Q2 '27
- ~$20 million operating expense reduction from eliminating repurchased loan operating expenses

OPPORTUNISTIC CAPITAL ALLOCATION

Prioritizing capital allocation toward investments that enhance AEBITDA and ACEPS growth

- Balance future capital investment between opportunistic share repurchases and expanding capital markets market share
- Exit non-core investments that are not positioned to deliver future strong financial and strategic benefits
- Improve balance sheet strength and flexibility

~7% yield with opportunity for multiple expansion, substantial earnings growth, and opportunistic capital deployment

1) Based on 2027 consensus estimate; peer average reflects CRE services peers: CBRE, JLL, NMRK, CIGI, CWK, and MMI. Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of the metric to GAAP, refer to the appendix of this presentation.

2) As of 9/30/2026

5

WALKER & DUNLOP

Our mission is to create community – with ideas and capital – where people live, work, shop, and play. 6 Nearly Nine Decades Of Continuity, Culture, And Client Focus 1937 Year founded NYSE: WD Public since 2010 1,479 Average headcount in Q3 2026 46 Official offices; 44 in the U.S and two in Europe CLIENT FIRST Long - tenured relationships with owners, operators, and the GSEs, built on being a trusted advisor across cycles. ONE PLATFORM Debt, equity, servicing, and research work together to deliver the full W&D suite to every client relationship. BUILT TO ENDURE Nine decades across every credit cycle, from the Depression to the financial crisis to the great tightening, under the same family name. MISSION & CULTURE

7 SERVICING DEBT FINANCING GSE lending, HUD, multifamily and non - multifamily brokered lending INVESTMENT SALES Multifamily, hospitality, affordable, student housing, and land INVESTMENT MANAGEMENT $19.2 billion of assets under management across LIHTC, debt, and equity ADVISORY Valuation, investment banking, and housing research $146.6 billion 1 serviced with $2.9B in escrows 1 , substantially all loans W&D originates One Interconnected Platform For Any Asset, Any Client Debt, equity, investment sales, servicing, valuation, and research operate as a single platform rather than separate business li nes. Connected and underpinned by W&D’s proprietary tech platform — WDSuite WDSuite Financing WDSuite Research WDSuite Servicing THE PLATFORM Walker & Dunlop | © 2026 Proprietary and Confidential 1) As of 9/30/2026

HOW WE WIN 8

GO-TO-MARKET

Coverage Built Around The Client, Not The Product

W&D organizes its sales force around three distinct client segments – each with a different buying process – and brings debt, equity, and sales executions to every conversation.

INSTITUTIONAL

Global & traditional asset managers

Covered internationally from the UK and by a dedicated institutional coverage team selling the full platform as one relationship.

Capital is consolidating here fastest

MIDDLE MARKET

Sector-specific operators

Covered by producers organized around multifamily, with debt and investment sales paired on every client.

Historic core; largest growth cohort

PRIVATE CLIENT

Regional owners, developers, managers

Covered locally from 44 offices, with in-market expertise and integrated teams on the ground.

Cannot be covered from dedicated institutional team

HOW COVERAGE CONVERTS TO WALLET SHARE

Every client, every execution

Debt, recapitalization, and sales are brought to every conversation to maximize W&D's opportunities.

Producer capacity, not headcount

Volume per banker rebuilt from the 2023 trough toward a $300M target for 2026.

Selective expansion

110 bankers and brokers added by 2030, concentrated in key growth markets.

EXTENDING THE MODEL

New Sectors

Hospitality and data centers entered where client adjacency already exists.

EMEA

Selling existing institutional clients on their international business, not acquiring new logos.

WDSuite Research

A digital front door: 90% of the 3,000+ users signed up are new to W&D.

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WALKER & DUNLOP

WDSuite The Connective Tissue Every deal makes the next one faster to win. WDSuite allows the whole platform to learn in real time. Research & Valuation We tell clients where to invest before they ask, so every conversation starts with insight instead of a pitch. Transactions We win deals on what we know about the market, not just what we'll charge for the loan. Servicing Portfolio Every loan we close becomes a decade of recurring revenue and a front - row seat to when our client needs us next. Client Relationship A ten - year loan is a ten - year relationship — we don't originate transactions, we compound trust. Recapture & Insight We see the refinancing coming before our clients do, and we're already the incumbent when it arrives. WHY THE FLYWHEEL WORKS 82 NPS Client satisfaction score, well above the industry average 72% of 2025 GSE refinancings won away from other lenders’ books 3,000+ WDSuite Research users; 90% of sign - up firms are new to W&D 34% → 70% Recapture - rate goal on the $144B book; each 10 pts ≈ $5B of volume W&D Flywheel: Every Deal Makes The Next One Better Research and valuation generate insight, insight wins transactions, transactions feed the servicing portfolio, and servicing deepens the client relationship that generates the next transaction. WDSuite is the connective tissue that captures data at every step and feeds the next one. THE PLATFORM Walker & Dunlop | © 2026 Proprietary and Confidential 1 2 3 4 5

W&D MULTIFAMILY ORIGINATIONS AS % OF OVERAL L MARKET #1 2025 Fannie Mae DUS lender, seventh consecutive year • One of 25 licensed Fannie Mae DUS lenders #3 - 4 Freddie Mac Optigo Lender every year for past 12 years • One of 22 licensed Freddie Mac Optigo lenders TOP 5 HUD lender for eight consecutive years • 9/30/26 YTD 2026 HUD originations up 48% year over year Retained servicing Aligns W&D with the Agencies Shared risk Supports speed and certainty Credit quality Near - zero write offs across cycles Agency leadership Platform for continued market share gains AGENCY LEADERSHIP ACCELERATES THE FLYWHEEL 8.6% 8.7% 7.6% 8.2% 8.7% 10.6% 6 7 8 9 10 11 12 2020 2021 2022 2023 2024 2025 13.7% 9/30/26 YTD 2026 GSE market share • + 250 bps v. 2025 + 200bps Source: Mortgage Banker’s Association Annual Report on Multifamily Lending 11 INDUSTRY LEADERSHIP Multifamily Share Gains Are Broad - Based – Anchored By Agency Leadership W&D’s longstanding Agency relationships, retained servicing model, and credit performances drive consistent share gains across market environments. WHY WE WIN WITH THE AGENCIES

$6,130 $13,350 2020 2025 PROPERTY SALES VOLUME (in millions) 17% Five - Year CAGR DEBT BROKERAGE VOLUME (in millions ) $10,970 $22,077 2020 2025 15% Five - Year CAGR EXPANDING THE VALUE OF EACH CLIENT RELATIONSHIP Property sales Creates client touchpoints Client relationship Shared across platform Debt financing Captures mandates Access to capital Through agencies + private capital 12 Captured debt on 76% of property sales YTD 2026 PLATFORM EXPANSION Platform Expansion Creates Multiple Avenues For Growth W&D has scaled complementary capabilities that deepen client relationships and expand financing opportunities .

MARKET BACKDROP 13

0 500 1,000 1,500 2,000 2,500 3,000 Source: W&D Internal Research, RCA; Q3 2026 excludes the Vivmark portfolio (613 assets). MARKET BACKDROP Transaction Activity Is Normalizing Apartment sales activity is recovering from the 2023 - 24 trough but remains below historical levels, leaving meaningful runway for transaction volumes to build. • Pent - up transactions, merchant builder deliveries, and maturities should support increasing activity • The recovery remains measured, with significant transaction volume yet to return • Capital continues to favor high - quality assets 1,764 Pre - COVID quarterly average 1 assets sold 1,450 Recovery - period quarterly average 1 Walker & Dunlop | © 2026 Proprietary and Confidential 1) Pre - COVID average reflects Q1 2016 to Q4 2019; recovery - period average reflects Q4 2024 to Q3 2026. GF1

MARKET BACKDROP

Cyclical Headwinds, Structural Strength

Supply pressures are easing as absorption catches up, creating a more supportive backdrop for occupancy and rent growth.


1,000,000
800,000
600,000
400,000
200,000
0
-200,000
-400,000
-600,000
-800,000
UNITS, TRAILING FOUR QUARTERS
Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26
TRAILING 4Q SUPPLY
TRAILING 4Q ABSORPTION
NET ABSORPTION

Source: W&D Internal Research, RealPage

~400,000
Supply as of Q4 2025

~380,000
Demand as of Q4 2025

- Supply and demand are moving back towards balance as absorption works through elevated deliveries
- The construction pipeline is moderating, reducing future supply pressure
- Improving supply-demand dynamics support a recovery in occupancy and rent growth

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WALKER & DUNLOP

3.40% 2015 – 19 0.31% 2023 0.57% 2024 - 0.25% 2025 2.83% 2026 -1% 0% 1% 2% 3% 4% 5% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 16 Ahead of 2023 - 25 Source: RealPage Market Analytics, monthly, Jan 2015 through Sep ’26 MARKET BACKDROP Rent Growth Is Gaining Momentum 2026 rent growth is outpacing 2023 - 2025 as supply pressures ease +2.83% 2026 YTD rent growth through September +1.81 pts Ahead of 2025 at the same point 4 - year high YTD rent growth through September

MARKET BACKDROP

Affordability Continues To Anchor Rental Demand

The widening cost advantage of renting versus owning provides structural support for multifamily demand.


$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Jan-26 Mar-26 May-26 Jul-26 Sep-26
MONTHLY P&I
REALPAGE EFFECTIVE RENT

Source: W&D Internal Research, RealPage, Zillow, Freddie Mac

~$400
Current monthly gap between average rent prices and P&I costs

~85%
Increase in average mortgage payment since 2019

- The cost advantage of renting versus owning remains significant
- Current interest-rate expectations suggest the affordability gap will persist
- Strong rental affordability supports sustained multifamily demand

17

WALKER & DUNLOP

EARNINGS GROWTH DRIVERS 18

AGENCY $16.8B Own book maturing in next 2 years 72% 2025 GSE refinancings captured from other lenders’ portfolios Growing embedded pipeline $39 $47 $92 $137 $159 $105 $128 2026 2027 2028 2029 2030 2031 2032 Total Fannie Mae, Freddie Mac, FHA, and Ginnie Mae loan maturities (in billions) 19 Total non - Agency loan maturities (in billions) Large external market opportunity Source: Mortgage Banker's Association 2025 Commercial/Multifamily Loan Maturity Volumes GROWTH DRIVERS Significant Multifamily Maturities Create Growth Opportunities Near - term Non - Agency refinancing demand complements a growing, embedded Agency pipeline. NON - AGENCY $176B 2027 Maturities 1 $145B 2028 Maturities 1 Near - term market opportunity $176 $145 $100 $76 $47 $59 2027 2028 2029 2030 2031 2032 2033 2034 2035 Embedded client pipeline Demonstrated retention Benefit of maturities being pulled forward + Early payoffs pull maturities forward 32% of 1H 2026 payoffs came >2 years ahead of maturity 38% of 1H 2026 payoffs came ≥ 10 months before maturity + + 1) Excludes +$65B of multifamily bank construction maturities

GROWTH DRIVERS

GSE Leadership Lets W&D Benefit From Market Growth Alone

W&D's established Agency franchise captures GSE market growth without needing to gain share; share gains are additional upside.

ILLUSTRATIVE ANNUAL CASH REVENUE PER SHARE[1] UPSIDE VS. BASE CASE

Higher W&D market share →

Larger market[1] ↓ GSE lending caps ($B)

GSE lending caps ($B)	12.0%	13.5%	15.0%
$150	Base case	$0.72	$1.44
$160	$0.38	$1.15	$1.91
$170	$0.77	$1.58	$2.39

TWO PATHS TO UPSIDE

1 Hold share, ride the market
Holding the 12% base-case share, GSE market growth alone adds ~$0.20 per $5B in market growth. No share gains required.

2 Win incremental share
Each additional point of GSE share adds ~$0.50 per share at the 2026 market size.

SCENARIO ASSUMPTIONS (FULL RANGE)

12–15% GSE market share scenarios

$150B 2025 market volume starting point[2]

+7–13% Market volume growth scenarios

LEADERSHIP ALREADY IN PLACE

#1 Fannie Mae DUS lender, seventh consecutive year

#3–4 Freddie Mac Optigo lender every year for 12 years

72% of new GSE refinancings retained by W&D in 2025

W&D's established GSE position means **market growth alone drives upside, and share gains add to it**

1) *This is a Non-GAAP financial measure. The Company has not provided a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP measure because certain reconciling items, including non-cash servicing revenue adjustments and other fair value adjustments, which cannot be reasonably predicted without unreasonable effort due to uncertainty regarding their timing and magnitude. These items could have a significant impact on the Company's future GAAP financial results.*
2) *Market calculation using Fannie Mae and Freddie Mac combined 2025 lending volume; and Internal Company Assumptions.*

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WALKER & DUNLOP

GROWTH DRIVERS

Expanding Beyond The Agencies And MF Adds Two More Growth Levers

Proven multifamily leadership and larger property sales platform make a 4-point share gain an attainable source of incremental upside

ILLUSTRATIVE ANNUAL CASH REVENUE PER SHARE[1] UPSIDE VS. BASE CASE

Higher W&D market share →

Larger market[1] ↓ Market volume ($B)

Market volume ($B)	8.0%	10.0%	12.0%
$230	Base case	$0.75	$1.50
$250	$0.26	$1.08	$1.89
$270	$0.52	$1.40	$2.28

TWO PATHS TO UPSIDE

1 Hold share, ride the market

Holding the 8% base-case share, multifamily market growth alone adds $0.25–$0.52 per share.

2 Win incremental share

Each additional two points of non-agency multifamily market share adds ~$0.75 per share; **the 8–12% scenarios need only a 2-4 point gain.**

SCENARIO ASSUMPTIONS (FULL RANGE)

8–12% Non-agency multifamily market share scenarios

$230B 2025 market volume starting point[2]

+9-17% Market volume growth scenarios

WHY ADDITIONAL SHARE IS ATTAINABLE

Scaled Platform W&D has scaled complementary capabilities that deepen client relationships and expand financing opportunities

+20% Growth in property sales producers since 2021

+75% Year-to-date debt capture on property sales

1) *This is a Non-GAAP financial measure. The Company has not provided a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP measure because certain reconciling items, including non-cash servicing revenue adjustments and other fair value adjustments, which cannot be reasonably predicted without unreasonable effort due to uncertainty regarding their timing and magnitude. These items could have a significant impact on the Company's future GAAP financial results.*

2) *Market calculations using historical Agency and MBA volumes; and Internal Company Assumptions.*

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WALKER & DUNLOP

ILLUSTRATIVE ANNUAL CASH REVENUE PER SHARE 1 UPSIDE VS. BASE CASE TWO PATHS TO UPSIDE 1 Hold share, ride the market 2 Win incremental share SCENARIO ASSUMPTIONS (FULL RANGE) 6 - 12 % HUD/FHA market share scenarios $1 5 B 202 5 market volume starting point 2 + 13 - 33 % Market volume growth scenarios GROWTH DRIVERS HUD/FHA Leadership Makes Additional Share Attainable Top - 5 HUD standing and accelerating originations put modest share gains within reach as activity builds. 1) This is a Non - GAAP financial measure. The Company has not provided a reconciliation of this forward - looking non - GAAP financial m easure to the most directly comparable GAAP measure because certain reconciling items, including non - cash servicing revenue adjustments and other fair value adjustments, which cannot be reasonably predicted w ithout unreasonable effort due to uncertainty regarding their timing and magnitude. These items could have a significant impact on the Company's future GAAP financial results. 2) Market calculation using historical HUD/FHA MBA volumes; and Internal Company Assumptions. Higher W&D market share → 12% 9% 6% $0. 87 $0. 44 Base case $1 5 $ 1.11 $0. 62 $0. 12 $1 7 $ 1.46 $0. 88 $0. 30 $ 20 1 2 Holding the 6 % base - case share, HUD/FHA market growth alone adds $0. 12 – $0. 30 per share. Each additional point of HUD/FHA share adds ~$0. 1 5 per share WHY ADDITIONAL SHARE IS ATTAINABLE Top 5 HUD lender for eight consecutive years +43% 1H 2026 HUD originations, year over year 3 pts share gain needed to reach the 9% scenarios 22 Larger market 1 ↓ HUD/FHA volume ($B) GF1GF2

SERVICING PORTFOLIO: VALUE + GROWTH 23

SERVICING PORTFOLIO

Portfolio Growth Drives Durable Recurring Cash Generation

A growing, long-duration servicing portfolio generates recurring fee income largely independent of transaction volumes.

SERVICING PORTFOLIO GROWTH

Total servicing portfolio at period end *(in billions)*


$107.2
$115.7
$123.1
$130.5
$135.3
$144.0
$146.6
24%
26%
30%
45%
45%
41%
48%
2020
2021
2022
2023
2024
2025
Q3'26
Servicing portfolio ($B)
Servicing-related revenues[1] as a % of total revenues

YTD PORTFOLIO WALK


$144.0
12/31/25 Beginning UPB
+
+12.8
Agency Additions
+
+0.6
Brokered Additions
-
(8.0)
Payoffs and Servicing Transfers
-
(3.2)
Other[2]
$146.6
9/30/26 Ending UPB
+$2.6bn
+2% increase YTD

WHY IT MATTERS

23.2 bps Weighted-average servicing fee

6.9 years Weighted-average remaining life

90% Future servicing fees are prepayment protected

$2.9B Custodial escrow deposits

1) *Servicing-related revenues include servicing fees, placement fees and other interest income, prepayment fee income, and servicing-related miscellaneous fee income for the periods presented. Prepayment fee income and miscellaneous fee income collectively represented approximately 3% of total servicing-related revenues year-to-date.*

2) *Includes servicing transfers primarily attributable to a one-time client relationship transfer rather than recurring portfolio runoff and is not indicative of underlying servicing portfolio retention trends.*

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WALKER & DUNLOP

GSE SERVICING PORTFOLIO CREDIT STATUS 0.35% Freddie Mac Delinquency Rate CLOSER LOOK: DELINQUENCIES AND DEFAULTS 0.003% 10 - year average loss rate FANNIE MAE RISK SHARING W&D share of losses by loss tier for standard Loss Level I loans (as % of loan UPB) First 5% of loss W&D bears 100% Losses from 5% to 20% W&D 25% · Fannie Mae 75% Losses above 20% W&D 10% · Fannie Mae 90% Total W&D exposure capped at 20% of UPB 0.36% Fannie Mae Delinquency /Default Rate 61% Weighted - average underwritten loan - to - value on Fannie Mae portfolio ~2.2x Weighted - average debt service coverage ratio for Fannie Mae maturities through 2027 25 SERVICING PORTFOLIO Strong Portfolio Credit Quality Underpins Minimal Loss Exposure Despite significant growth in the servicing portfolio, defaults remain limited and potential losses net of reserves are very low . 0.36% Defaulted and delinquent loans within Fannie Mae Risk Sharing portfolio that are probable of foreclosure or that have foreclosed and for which have recorded a collateral - based reserve 0.35% D elinquent loans within $46 billion Freddie Mac portfolio $120B GSE servicing portfolio at 9/30/26

CAPITAL ALLOCATION AND BALANCE SHEET 26

FREE CASH FLOW + CASH FROM BUSINESS UNIT SALES Leverage outlook, liquidity needs, alternative investment opportunities, and long - term financial strength Maintain dividend coverage; evaluate share buyback return profile relative to view of intrinsic value and alternative investment opportunities Strategic fit + return on invested capital relative to our cost of capita l CAPITAL ALLOCATION Disciplined Capital Allocation Drives Shareholder Value Creation A flexible balance sheet and durable cash generation let W&D invest for growth, reduce risk, or return capital as conditions cha nge. RETURN CAPITAL • Eight straight years of dividend growth • $ 62 million share buyback authorization remaining • Buybacks scale up opportunistically INVEST FOR GROWTH • Attract producers in key markets • Explore tuck - in capability adds • Enhance WDSuite and data infrastructure STRENGTHEN BALANCE SHEET • Exit legacy repurchased asses • Maintain Net Debt/EBITDA 1 of 2x to 2.5x • Fund growth strategy without issuing new debt EVALUATION CRITERIA 1) Calculated as Corporate debt – Cash and cash equivalents divided by trailing twelve month adjusted EBITDA at period end. 27

BALANCE SHEET PROFILE Balance Sheet Strength Preserves Strategic Flexibility Strong liquidity and limited maturities before 2031 preserve flexibility for growth investment, capital returns, and debt man age ment. Walker & Dunlop | © 2026 Proprietary and Confidential 1) Calculated as Corporate debt – Cash and cash equivalents divided by trailing twelve month adjusted EBITDA as of 9/30/2026. 2) This is a non - GAAP financial measure. For a reconciliation of the metric to GAAP, refer to the appendix of the presentation. 3) Calculated as trailing twelve month adjusted EBITDA as of 9/30/2026 divided by Corporate interest expense and Debt amortizati on. LIQUIDITY $1 83 M Cash & equivalents $1 50 M Unutilized revolver capacity LEVERAGE & COVERAGE 2. 8x 1 Net debt to Adjusted EBITDA 2 (TTM) 4.2 x Debt service coverage 3 DEBT PROFILE $44 3 M Secured term loan · SOFR + 2.00% $400M Unsecured senior notes · 6.6 5 % fixed Swapped to SOFR + 2.5% CORPORATE DEBT MATURITIES ($ IN MILLIONS) Minimal maturities before 2032 CREDIT RATINGS Moody's S&P — BB (OS) Long - term issuer Baa3 BBB - Senior secured debt Ba2 BB Senior notes Ba1 (OS) — Corporate family Near - term liquidity and limited maturities before 2032 preserve flexibility for growth investment, capital returns, and debt management $ - $ - $ - $150 $ - $ - $ - $ - $ - $ - $420 $400 2026 2027 2028 2029 2030 2031 2032 2033 RLC TLB Senior Note $ 333M Total Liquidity 28

APPENDIX 29

APPENDIX

Historical Income Statement

(in thousands)	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024	December 31, 2025	September 30, 2026
Revenues							
Gains from Mortgage Banking Activities[1]	$717,061	$733,159	$539,767	$376,326	$430,155	$521,830	$386,468
Servicing Fees	235,801	278,466	300,191	311,914	325,644	337,442	259,827
Net Warehouse Interest Income (Expense)	29,326	22,108	15,777	(5,633)	(7,033)	(5,490)	1,282
Placement Fees and Other Interest Income	18,255	8,150	52,830	154,520	167,961	152,584	102,285
Other Revenues[2]	83,264	217,295	350,188	217,313	215,763	227,940	156,608
Total Revenues	$1,083,707	$1,259,178	$1,258,753	$1,054,440	$1,132,490	$1,234,306	$906,470
Expenses							
Personnel	$468,819	$603,487	$607,366	$514,290	$559,246	$647,809	$480,431
Amortization and Depreciation	169,011	210,284	235,031	226,752	237,549	238,682	185,225
Provision (Benefit) for Credit Losses	37,479	(13,287)	(11,978)	(10,452)	10,839	9,586	20,852
Interest Expense on Corporate Debt	8,550	7,981	34,233	68,476	69,686	64,715	45,492
Indemnified and repurchased loan expenses, net	—	—	—	—	10,573	40,850	80,017
Other Operating Expenses[3]	69,582	98,655	129,136	117,177	113,096	153,666	113,603
Total Expenses	$753,441	$907,120	$993,788	$916,243	$1,000,989	$1,155,308	$925,620
Income from Operations	**$330,266**	**$352,058**	**$264,965**	**$138,197**	**$131,501**	**$78,998**	**($19,150)**
Income Tax Expense	84,313	86,428	56,034	35,026	30,543	22,013	(3,048)
Net Income Before Noncontrolling Interests	**$245,953**	**$265,630**	**$208,931**	**$103,171**	**$100,958**	**$56,985**	**($16,102)**
Net Income (Loss) from Noncontrolling Interests	(224)	(132)	(4,889)	(4,186)	(7,209)	(99)	1,018
Net Income (Loss) Attributable to Temporary Equity Holders	–	–	–	–	–	837	1,261
Walker & Dunlop Net Income	**$246,177**	**$265,762**	**$213,820**	**$107,357**	**$108,167**	**$56,247**	**($18,381)**

1) Gains from Mortgage Banking Activities include loan origination and debt brokerage fees and the fair value of expected net cash flows from servicing
2) Other Revenues include remaining financial statement line items "Property Sales Broker Fees", "Investment Management Fees", and other revenues
3) Other operating Expenses include remaining financial statement line items "Goodwill Impairment", "Fair Value Adjustments to Contingent Consideration Liabilities", "Asset Impairments and Other Expenses", and other operating expenses

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WALKER & DUNLOP

Historical Balance Sheet September 20, 2026 December 31, 2025 December 31,2024 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 (in thousands) ASSETS $183,241 $299,315 $279,270 $328,698 $225,949 $305,635 $321,097 Cash and Cash Equivalents 22,829 22,772 25,156 21,422 17,676 42,812 19,432 Restricted Cash 239,350 224,954 206,904 184,081 157,282 148,996 137,236 Pledged Securities, at Fair Value 694,127 1,436,350 780,749 594,998 396,344 1,811,586 2,449,198 Loans Held for Sale, at Fair Value _ 32,866 77,769 40,056 200,247 269,125 360,402 Loans Held for Investment 460,102 419,358 335,879 233,563 202,251 212,019 65,735 Servicing Fees and Other Receivables, Net _ 27,216 30,175 31,451 17,636 37,364 49,786 Derivative Assets 775,540 808,145 852,399 907,415 975,226 953,845 862,813 Mortgage Servicing Rights 999,325 1,010,587 1,025,603 1,083,685 1,158,355 882,539 250,838 Goodwill and Other Intangible Assets 226,879 241,401 313,230 154,028 254,154 177,332 __ Committed Investments in Tax Credit Equity 658,560 536,514 454,859 472,950 440,239 364,746 134,438 Other Assets $4,260,013 $5,059,478 $4,381,993 $4,052,347 $4,045,359 $5,205,989 $4,650,975 Total Assets LIABILITIES $741,369 $804,913 $768,331 $736,575 $801,482 $714,250 $565,625 Other Liabilities 221,474 219,949 274,975 140,259 239,281 162,747 __ Commitments to fund investments in tax credit equity _ 1,718 915 28,247 2,076 6,403 5,066 Derivative Liabilities 63,156 37,546 28,159 31,601 44,057 62,636 75,313 Allowance for Risk - Sharing Obligations 762,518 1,420,272 781,706 596,178 537,531 1,941,572 2,517,156 Warehouse Notes Payable 804,609 829,218 768,044 773,358 704,103 740,174 291,593 Corporate Notes Payable $2,593,126 $3,313,616 $2,622,130 $2,306,218 $2,328,530 3,627,782 $3,454,753 Total Liabilities EQUITY $333 $334 $332 $329 $323 $320 $307 Common Stock 469,748 450,434 429,586 425,009 411,068 395,580 242,972 Additional Paid - In - Capital 1 1,182,969 1,282,390 1,317,945 1,298,412 1,278,035 1,154,252 952,943 Retained Earnings $1,652,291 $1,735,034 $1,747,863 $1,723,750 $1,689,426 $1,550,152 $1,196,222 Total Stockholders' Equity 12,812 11,864 12,000 22,379 27,403 28,055 — Noncontrolling Interests $1,665,103 $1,746,898 $1,759,863 $1,746,129 $1,716,829 $1,578,207 $1,196,222 Total Permanent Equity $4,260,013 $5,059,478 $4,381,993 $4,048,993 $4,045,359 $5,048,752 $4,650,975 Total Liabilities and Equity 31 Walker & Dunlop | © 2026 Proprietary and Confidential APPENDIX 1) Additional Paid - In - Capital amounts include Accumulated Other Comprehensive Income

Adjusted Financial Measure Reconciliation to GAAP Reconciliation of Walker & Dunlop Net Income to Adjusted EBITDA Period ended September 30, 2026 Year ended December 31, 2025 Year ended December 31, 2024 Year ended December 31, 2023 Year ended December 31, 2022 Year ended December 31, 2021 Year ended December 31, 2020 (in thousands) (18,831) $ 56,247 $ 108,167 $ 107,357 $ 213,820 $ 265,762 $ 246,177 $ Walker & Dunlop Net Income (3,048) 22,013 30,543 35,026 56,034 86,428 84,313 Income tax expense 45,492 64,715 69,686 68,476 34,233 7,981 8,550 Interest expense on corporate debt 185,225 238,682 237,549 226,752 235,031 210,284 169,011 Amortization and depreciation 20,852 9,586 10,839 (10,452) (11,978) (13,287) 37,479 Provision (benefit) for credit losses 64,866 20,092 __ __ __ __ __ Loan repurchase losses 1 (651) __ (468) (8,041) (4,631) __ __ Net write - offs 26,436 26,747 27,326 27,842 33,987 36,582 28,319 Stock - based compensation expense __ __ (1,500) (500) __ __ __ Goodwill impairment, net of contingent consideration liability fair value adjustments 2 __ __ __ __ (39,641) __ __ Gain from revaluation of previously held equity - method investment __ 4,215 __ (4,420) __ 2,673 __ Write - off of unamortized issuance costs from corporate debt paydown 3 (123,786) (179,681) (153,593) (141,917) (191,760) (287,145) (358,000) MSR income 4 $197,005 $ 262,616 $ 328,549 $ 300,123 $ 325,095 $ 309,278 $ 215,849 $ Adjusted EBITDA 1) Presented as a component of Indemnified and repurchased loan expenses on the Consolidated Statements of Income and Comprehensive Income . 2) For the year ended December 31, 2024, includes goodwill impairment of $33.0 million and contingent consideration fair value a dju stment of $34.5 million. For the year ended December 31, 2023, includes goodwill impairment of $62.0 million and contingent consideration fair value adjustment of $62.5 million. 3) In the 2025 10 - K, the amounts for the years ended December 31, 2025 and 2023 are included as a component of Asset impairments and other expenses in the Consolidated Statements of Income. 4) T he fair value of expected net cash flows from servicing, net of guaranty obligation. 32 Walker & Dunlop | © 2026 Proprietary and Confidential APPENDIX GF1